                                                                    Exhibit 10.5

Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to the Company's Application for Order Granting Confidential Treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


Innovative Drug Delivery Systems, Inc.
September 22, 2000

CONFIDENTiAL

Dr. Donald B. Morel Sr,, Division President
West Pharmaceutical Services, Inc.
101 Gordon Drive
Lionville, PA 19341


Re: Letter Agreement


Dear Don:

This letter shall serve as our agreement that Section 4.1 of the License Agreement between West Pharmaceutical Services, Inc., its wholly owned subsidiary West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd. and Innovative Drug Delivery Systems, Inc. is hereby amended in its entirety to read as follows:

4.1 License Fees. IDDS shall pay to West the amount of $*** on or before September 27, 2000.

If this is acceptable to you, kindly execute this Letter Agreement where appropriate and return a copy to me at your earliest convenience.

Thank you.


                                    Sincerely,



                                    Mark C. Rogers, M.D.
                                    Chairman


WEST PHARMACEUTICAL SERVICES, INC.

By:  /s/ Donald E. Morel Jr.
   ----------------------------------------------
         Donald E. Morel Jr., Division President,
         Drug Delivery Systems


WEST PHARMACEUTICAL SERVICES DRUG DELIVERY &
CLINICAL RESEARCH CENTRE LTD.

By:  /s/ Donald E. Morel Jr., Chairman
   ----------------------------------------------
         Donald E. Morel Jr., Chairman

                       787 Seventh Avenue 48th Floor New York, NY 10019
                        Tel: 212-554-4351 Fax: 212-554-4490


*** Represents material which has been omitted pursuant to an Application for Order Granting Confidential Treatment and filed separately with the Commission.